Exhibit 99.1

P R E S S R E L E A S E

For Immediate Release

Splunk Inc. Announces Fiscal Second Quarter 2013 Financial Results

Company Increases Full Year Revenue Outlook

SAN FRANCISCO — August 30, 2012 — Splunk Inc. (NASDAQ:SPLK), the leading provider of software for real-time operational intelligence, today announced results for its fiscal second quarter ended July 31, 2012.

“The momentum that we realized in our first quarter of fiscal 2013 has continued into our second quarter,” said Godfrey Sullivan, Chairman and CEO. “We added nearly 400 new customers and are equally excited about the expanded use of Splunk in our customer base.”

Second Quarter 2013 Financial Highlights

•                  Total revenue was $44.5 million, up 71% year-over-year.

•                  License revenue was $30.2 million, up 61% year-over-year.

•                  GAAP operating loss was $4.5 million; GAAP operating margin was negative 10.2%. Non-GAAP operating loss was $0.7 million; non-GAAP operating margin was negative 1.5%.

•                  GAAP net loss was $4.6 million and included $3.9 million in non-cash, stock-based compensation expenses. Non-GAAP net loss was $0.7 million.

•                  GAAP loss per share was $0.05 based on a 95.5 million weighted-average share count. Non-GAAP loss per share was $0.01.

•                  Operating cash flow was $3.8 million with free cash flow of $2.2 million.

A reconciliation of GAAP to non-GAAP results is provided in the accompanying table.

Second Quarter 2013 and Recent Business Highlights

Customers:

•                  New license, expansion, and upgrade customers include:  Allianz Insurance (UK), Bechtel, Hughes Network Systems, ING Direct, Korea Food and Drug Agency, Monster Worldwide, New Zealand Stock Exchange, Ohio State University, Orange France, O’Reilly Media, Pennsylvania Higher Education Assistance Agency, Pixar Animation Studios, Salesforce.com, Shazam (UK), Telstra, Virginia Tech, and the U.S. Postal Service.

•                  Hosted more than 2,000 customers and partners at 14 SplunkLive! events around the world where attendees learned from existing customers how to leverage their machine-generated big data across IT and business use cases.

Splunk Inc. | www.splunk.com

Product:

•                  Released the beta version of Splunk® Enterprise 5.0, the next version of Splunk Enterprise. More details on Splunk Enterprise 5.0 will be provided at .conf2012 in Las Vegas this September.

•                  Announced the general availability (GA) of the Splunk App for VMware which unlocks the value of the virtualization layer data. The App enables companies to put it in the context of machine data from all layers of their virtualized infrastructure such as host operating systems, applications, and the underlying server, storage, and network devices.

•                  Announced the GA of the Spunk App for Windows Server® Active Directory which enables organizations to avoid service outages and provides proactive management and compliance reporting of the Active Directory.

•                  Released the GA version of the Splunk App for Palo Alto Networks which takes in data from Palo Alto Networks firewalls to provide additional visibility, insight and analysis of the next generation of security threats.

•                  Announced the GA of Splunk Storm™, a cloud service for organizations that develop and run applications in the public cloud. With Splunk Storm, users can diagnose and troubleshoot application problems immediately, gain rapid visibility and insight into cloud-based applications, and monitor critical business metrics for more effective operational intelligence.

Awards:

•                  Recognized as the “Best Governance, Risk & Compliance Solution” at the Network World Asia Information Management Awards 2012.

•                  Won the best case study presentation at the 2012 TDWI Solutions Summit: Big Data Analytics for Real-Time Business Advantage.

Developers and Community:

•                  More than 2,100 new questions were added to SplunkAnswers, for a total number of contributions of more than 13,600.

•                  The Java software development kit (SDK) joins the Python and Javascript SDKs in beta. All are fully documented and supported.

Key Management Appointee:

•                  Markus Zirn, formerly an executive with Oracle, has joined Splunk as vice president of product and solutions management.

Financial Outlook

The company is providing the following guidance for its fiscal third quarter 2013 (ending October 31, 2012):

•                  Total revenue is expected to be between $45 million and $47 million.

•                  Non-GAAP operating margin is expected to be between negative 4% and negative 5%.

The company is updating its previous guidance for its fiscal year 2013 (ending January 31, 2013):

•                  Total revenue is now expected to be between $183 million and $186 million (was previously $174 million to $177 million as of May 31, 2012).

•                  Non-GAAP operating margin is expected to be between negative 2% and negative 3% (was previously negative 4% to negative 5% as of May 31, 2012).

All forward-looking non-GAAP financial measures contained in this section “Financial Outlook” exclude estimates for stock-based compensation expenses.  A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis.

Conference Call and Webcast

Splunk’s executive management team will host a conference call today beginning at 2:00 p.m. PT (5:00 p.m. ET) to discuss the company’s financial results and business highlights.  Interested parties may access the call by dialing (866) 501-1535.  International parties may access the call by dialing (216) 672-5582.  A live audio webcast of the conference call will be available through Splunk’s Investor Relations website at http://investors.splunk.com/events.cfm.  A replay of the call will be available through September 6, 2012 by dialing (855) 859-2056 and referencing Conference ID# 17798848.

Safe Harbor Statement

This press release contains forward-looking statements that involve risks and uncertainties, including statements regarding Splunk’s revenue and non-GAAP operating margin targets for the company’s fiscal third quarter and fiscal year 2013 in the paragraphs under “Financial Outlook” above, and other statements regarding momentum in the company’s business, growth in the number of new customers, existing customer usage of Splunk software and Splunk Enterprise 5.0.  There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including:  Splunk’s limited operating history, particularly as a new public company; risks associated with Splunk’s rapid growth, particularly outside of the U.S.; and general market, political, economic and business conditions.

Additional information on potential factors that could affect Splunk’s financial results is included in the company’s Quarterly Report on Form 10-Q for the quarter ended April 30, 2012 and its final prospectus for its follow-on  public offering filed on July 20, 2012, both of which are on file with the U.S. Securities and Exchange Commission.    Splunk does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

About Splunk Inc.

Splunk Inc. (NASDAQ: SPLK) provides the engine for machine data™. Splunk® software collects, indexes and harnesses the machine-generated big data coming from the websites, applications, servers, networks and mobile devices that power business. Splunk software enables organizations to monitor, search, analyze, visualize and act on massive streams of real-time and historical machine data. More than 4,400 enterprises, universities, government agencies and service providers in over 80 countries use Splunk Enterprise to gain operational intelligence that deepens business and customer understanding, improves service and uptime, reduces cost and mitigates cyber-security risk. To learn more, please visit www.splunk.com/company.

Splunk and the engine for machine data are registered trademarks or trademarks of Splunk Inc., and/or its subsidiaries and/or affiliates in the United States and/or other jurisdictions. All other brand names, product names or trademarks belong to their respective holders.  © 2012 Splunk Inc. All rights reserved.

For more information, please contact:

Sherry Lowe
Splunk Inc.
415-852-5529

slowe@splunk.com

Twitter: @SplunkNews

Jade Wilkinson

LEWIS PR

415-432-2459

jadew@lewispr.com

Investor Contact

Ken Tinsley

Splunk Inc.

415.848.8476

ktinsley@splunk.com

SPLUNK INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Six Months Ended
	July 31,	July 31,	July 31,	July 31,
	2012	2011	2012	2011
Revenues
License	$30,203	$18,766	$54,589	$33,312
Maintenance and services	14,280	7,183	27,085	13,276
Total revenues	44,483	25,949	81,674	46,588

Cost of revenues
License	92	423	221	559
Maintenance and services	4,553	2,550	8,689	4,418
Total cost of revenues(1)	4,645	2,973	8,910	4,977
Gross profit	39,838	22,976	72,764	41,611

Operating expenses
Research and development(1)	9,391	5,414	17,494	9,752
Sales and marketing(1)	27,740	16,390	51,906	29,158
General and administrative(1)	7,247	4,446	14,093	7,738
Total operating expenses	44,378	26,250	83,493	46,648
Operating loss	(4,540)	(3,274)	(10,729)	(5,037)

Other income (expense), net
Interest income (expense), net	101	(33)	84	(43)
Change in fair value of preferred stock warrants	—	(603)	(14,087)	(1,076)
Total other income (expense), net	101	(636)	(14,003)	(1,119)
Loss before income taxes	(4,439)	(3,910)	(24,732)	(6,156)
Provision for income taxes	136	—	313	—
Net loss	$(4,575)	$(3,910)	$(25,045)	$(6,156)

Basic and diluted net loss per share	$(0.05)	$(0.20)	$(0.40)	$(0.32)

Weighted-average shares used in computing basic and diluted net loss per share	95,518	19,784	62,466	19,489

(1) Includes stock-based compensation expense as follows:
Cost of revenues	$267	$27	$375	$46
Research and development	1,267	181	2,162	302
Sales and marketing	1,505	245	2,363	424
General and administrative	827	263	1,638	454
	$3,866	$716	$6,538	$1,226

SPLUNK INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	July 31,	January 31,
	2012	2012
	(Unaudited)
ASSETS

Current assets
Cash and cash equivalents	$268,278	$31,599
Accounts receivable, net	33,681	34,495
Prepaid expenses and other current assets	4,807	4,261
Total current assets	306,766	70,355

Restricted cash	514	514
Property and equipment, net	10,316	8,919
Other assets	1,060	2,435
Total assets	$318,656	$82,223

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities
Accounts payable	$1,844	$1,455
Accrued payroll and compensation	18,705	16,142
Accrued expenses and other liabilities	5,291	7,711
Deferred revenue, current portion	54,145	42,923
Term debt, current portion	—	982
Total current liabilities	79,985	69,213

Deferred revenue, non-current	13,523	9,742
Preferred stock warrant liability	—	2,133
Other liabilities, non-current	376	561
Term debt, non-current	—	1,307
Total non-current liabilities	13,899	13,743
Total liabilities	93,884	82,956

Convertible preferred stock	—	40,913

Stockholders’ equity (deficit):
Common stock	97	23
Accumulated other comprehensive loss	(36)	(24)
Additional paid-in capital	303,774	12,373
Accumulated deficit	(79,063)	(54,018)
Total stockholders’ equity (deficit)	224,772	(41,646)
Total liabilities and stockholders’ equity	$318,656	$82,223

SPLUNK INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three Months Ended		Six Months Ended
	July 31,	July 31,	July 31,	July 31,
	2012	2011	2012	2011

Cash Flows From Operating Activities
Net loss	$(4,575)	$(3,910)	$(25,045)	$(6,156)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	1,218	497	2,149	845
Change in fair value of preferred stock warrants	—	603	14,087	1,076
Stock-based compensation	3,866	716	6,538	1,226
Changes in operating assets and liabilities
Accounts receivable, net	(10,201)	(6,672)	814	(8,078)
Prepaid expenses, other current and non-current assets	(1,184)	(1,246)	(1,172)	(2,620)
Accounts payable	(706)	868	300	1,763
Accrued payroll and compensation	7,020	2,852	2,563	608
Accrued expenses and other liabilities	(158)	1,699	155	1,273
Deferred revenue	8,526	5,406	15,003	7,977
Net cash provided by (used in) operating activities	3,806	813	15,392	(2,086)

Cash Flow From Investing Activities
Purchases of property and equipment	(1,597)	(2,825)	(3,474)	(3,910)
Net cash used in investing activities	(1,597)	(2,825)	(3,474)	(3,910)

Cash Flow From Financing Activities
Repayments of financing obligation under sale leaseback	—	(30)	—	(92)
Repayments of term debt	—	(183)	(2,289)	(241)
Proceeds from term debt	—	1,000	—	3,000
Proceeds from initial public offering, net of offering costs	(1,161)	—	225,225	—
Proceeds from early exercise of employee stock options	—	500	—	735
Issuance of common stock from exercise of stock options	1,153	383	1,825	640
Net cash provided by (used in) financing activities	(8)	1,670	224,761	4,042

Net increase (decrease) in cash and cash equivalents	2,201	(342)	236,679	(1,954)
Cash and cash equivalents at beginning of period	266,077	18,125	31,599	19,737
Cash and cash equivalents at end of period	$268,278	$17,783	$268,278	$17,783

SPLUNK INC.

Non-GAAP financial measures and reconciliations

To supplement Splunk’s consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States (“GAAP”), Splunk provides investors with certain non-GAAP financial measures, including non-GAAP operating loss, non-GAAP net loss, non-GAAP operating margin, and non-GAAP loss per share (collectively the “non-GAAP financial measures”). These non-GAAP financial measures exclude stock-based compensation expense and the change in fair value of certain preferred stock warrants previously issued by Splunk. In addition, non-GAAP financial measures include free cash flow, which represents cash from operations less purchases of property and equipment. The presentation of the non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Splunk uses these non-GAAP financial measures for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. Splunk believes that these non-GAAP financial measures provide useful information about Splunk’s operating results, enhance the overall understanding of past financial performance and future prospects, and allow for greater transparency with respect to key metrics used by management in its financial and operational decision making. In addition, these non-GAAP financial measures facilitate comparisons to competitors’ operating results.

Splunk excludes stock-based compensation expense from its non-GAAP operating loss, non-GAAP net loss, non-GAAP operating margin and non-GAAP loss per share because such expense is non-cash in nature. Splunk excludes expense attributable to the change in fair value of certain preferred stock warrants from its non-GAAP financial measures because it is a non-recurring, non-cash expense. Splunk considers free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can be used for strategic opportunities, including investing in Splunk’s business, making strategic acquisitions, and strengthening Splunk’s balance sheet.

There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by Splunk’s competitors, and exclude expenses that may have a material impact upon Splunk’s reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in Splunk’s business and an important part of the compensation provided to Splunk’s employees. The non-GAAP financial measures are meant to supplement, and be viewed in conjunction with, GAAP financial measures.

The following table reconciles Splunk’s non-GAAP results to Splunk’s GAAP results included in this press release.

SPLUNK INC.

Reconciliation of GAAP  to Non-GAAP Financial Matters

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Six Months Ended
	July 31,	July 31,	July 31,	July 31,
	2012	2011	2012	2011

Reconciliation of cash provided by (used in) operating activities to free cash flow:
Net cash provided by (used in) operating activities	$3,806	$813	$15,392	$(2,086)
Less purchases of property and equipment	(1,597)	(2,825)	(3,474)	(3,910)
Free cash flow (Non-GAAP)	$2,209	$(2,012)	$11,918	$(5,996)
Net cash used in investing activities	$(1,597)	$(2,825)	$(3,474)	$(3,910)
Net cash provided by (used in) financing activities	$(8)	$1,670	$224,761	$4,042

Operating loss reconciliation:
GAAP operating loss	$(4,540)	$(3,274)	$(10,729)	$(5,037)
Stock-based compensation expense (A)	3,866	716	6,538	1,226
Non-GAAP operating loss	$(674)	$(2,558)	$(4,191)	$(3,811)

Operating margin reconciliation:
GAAP operating margin	(10.2)%	(12.6)%	(13.1)%	(10.8)%
Stock-based compensation expense (A)	8.7	2.8	8.0	2.6
Non-GAAP operating margin	(1.5)%	(9.8)%	(5.1)%	(8.2)%

Net loss reconciliation:
GAAP net loss	$(4,575)	$(3,910)	$(25,045)	$(6,156)
Stock-based compensation expense (A)	3,866	716	6,538	1,226
Change in fair value of preferred stock warrants (B)	—	603	14,087	1,076
Non-GAAP net loss	$(709)	$(2,591)	$(4,420)	$(3,854)

Non-GAAP basic and diluted loss per share	$(0.01)	$(0.13)	$(0.07)	$(0.20)

Weighted-average shares used in computing basic and diluted net loss per share	95,518	19,784	62,466	19,489

Notes:

(A)                To eliminate stock-based compensation expense.

(B)                 To eliminate warrant expense related to the change in the fair value of our outstanding preferred stock warrants. The final measurement of the warrants was recorded upon the closing of Splunk’s initial public offering during the three months ended April 30, 2012.